EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


            We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Titanium Metals Corporation of our report dated January 26, 1996 relating to the financial statements of Titanium Hearth Technologies, which appears in Titanium Metals Corporation s Registration Statement on Form S-1 (No. 333-2940).




Philadelphia, PA                          /s/ Price Waterhouse LLP
January 30, 1997                          Price Waterhouse LLP